                                                                   Exhibit 10.11

                            ASSIGNMENT AND ASSUMPTION
                                    AGREEMENT
                                    ---------

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of November 20, 1998 ("Assignment and Assumption Agreement") is by and among Bagcraft Corporation of America, a Delaware corporation ("Seller"), Packaging Dynamics, LLC, a Delaware limited liability corporation ("Company"), and Bagcraft Acquisition, LLC ("Buyer"), a Delaware limited liability corporation and a wholly owned subsidiary of the Company.

                                    RECITALS

     A. The parties to this Assignment and Assumption Agreement, along with certain other parties, have entered into that certain Assets Purchase Agreement dated as of August 26, 1998, as amended by Amendment No. 1 to Assets Purchase Agreement dated as of September 30, 1998, Amendment No. 2 to the Assets Purchase Agreement, dated as of October 26, 1998 and Amendment No. 3 to the Assets Purchase Agreement, dated as of November 16, 1998 (the "Purchase Agreements").

     B. Pursuant to the Purchase Agreement, substantially all of the assets of Seller are being acquired by Buyer.

     C. Seller is currently indebted to the City of Baxter Springs, Kansas pursuant to various promissory notes and Seller is a party to various agreements with the City of Baxter Springs, Kansas which relate to such notes (which notes and agreements are described on Exhibit "A" attached hereto and incorporated by reference herein and which are collectively referred to herein as the "Baxter Springs Debt").

     D. Seller desires to assign to Company all of its rights in connection with the Baxter Springs Debt and to delegate all of its duties and obligations relating to the Baxter Springs Debt and Company desires to assume all duties and obligations of Seller in connection with the Baxter Springs Debt, subject to the terms of this Assignment and Assumption Agreement.

     E. This Assignment and Assumption Agreement is made pursuant to Section 3.1(b) of the Purchase Agreement.

     NOW, THEREFORE, to induce Buyer and Seller to consummate the transactions contemplated by the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby assigns to Company and Company, for itself, its successors and assigns, from and after the date hereof, hereby assumes and agrees with Seller as follows:

     1. Effective as of the date hereof, Seller hereby assigns to the Company, all of Seller's rights in connection with the Baxter Springs Debt and Seller further delegates to Company all of Seller's obligations, liabilities, duties and responsibilities in connection with the Baxter Springs Debt. Seller hereby represents and warrants to the Buyer that (i) the aggregate principal amount outstanding under and with respect to the Baxter Springs Debt is $6,833,333.20 and (ii) all agreements, instruments and other documents evidencing the Baxter Springs Debt (including all amendments and waivers thereto) are listed on Exhibit "A" hereto.

     2. Effective as of the date hereof, upon the terms and conditions herein contained, the Company hereby absolutely and irrevocably (a) accepts and assumes such delegation of the Baxter Springs Debt, (b) assumes and shall be fully liable for payment and performance with respect to the Baxter Springs Debt, and
(c) accepts the assignment of all right, title and interest of Seller under and with respect to the Baxter Springs Debt.

     3. The Company, for itself and its successors and assigns, from and after the date hereof, shall timely pay, perform and discharge all obligations first arising after the date hereof, under or in connection with the Baxter Springs Debt and, in connection therewith, agrees to indemnify, defend and hold harmless Seller and its successors and assigns from and against any and all damages, pursuant to and in accordance with the Purchase Agreement, arising out of the non-performance by Company of any such obligation with respect to the Baxter Springs Debt to be performed by Company or otherwise resulting from the failure of the Company to fulfill its obligations under this Assignment and Assumption Agreement. The Seller, for itself and its successors and assigns, shall indemnify, defend and hold harmless the Company and the Buyer, and their respective successors and assigns, from and against any and all damages arising out of the non-performance by the Seller of any obligation with respect to the Baxter Springs Debt, accrued or to be performed on or prior to the date hereof, including the obligation to pay principal and interest accrued through the date hereof.

     4. This Assignment and Assumption Agreement is limited solely to the Baxter Springs Debt and neither Company nor Buyer shall be deemed to have assumed or agreed to pay or discharge or be in any way liable for any other liabilities of Seller, pursuant to this Assignment and Assumption Agreement.

     5. This Assignment and Assumption Agreement will be enforceable against the successors and assigns of Company and the Seller, and will inure to the benefit of the successors and assigns of Seller.

     6. For the consideration aforesaid, each party hereto, for itself and its successors and assigns, has covenanted, and by this Assignment and Assumption Agreement, does covenant with the other party hereto, its successors and assigns, that each party hereto and its successors and assigns, will do, execute and deliver, or cause to be done, executed and delivered, all such further acts and instruments which the other party hereto may reasonably request in order to more fully effectuate the assumption of the Baxter Springs Debt provided for in this Assignment and Assumption Agreement.

     7. The validity, interpretation, construction and performance of this Assignment and Assumption Agreement shall be governed by the internal substantive laws of the State of Kansas, without reference to the choice of law provisions of Kansas law.

     8. This Assignment and Assumption Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be duly executed by their authorized representatives as of the date and year first above written.

                                        BAGCRAFT CORPORATION OF AMERICA

                                        By     /s/ Michael F. Arduino
                                          --------------------------------------

                                        Title  Vice President, CFO
                                             -----------------------------------



                                        PACKAGING DYNAMICS, LLC

                                        By     /s/  G.D. Patterson
                                          --------------------------------------

                                        Title  VP
                                              ----------------------------------



                                        BAGCRAFT ACQUISITION, LLC

                                        By     /s/  G.D. Patterson
                                          --------------------------------------

                                        Title  VP
                                             -----------------------------------


                 CONSENT OF THE CITY OF BAXTER SPRINGS AND KDOCH

     In consideration of the execution of that Inter-Creditor Agreement of even date herewith between the City of Baxter Springs, the Kansas Department of Commerce and Housing ("KDOHC"), Company, Buyer and NationsBank, N.A. and in consideration of that certain Guaranty of the Baxter Spring Debt of even date herewith, executed by Buyer in favor of the City of Baxter Springs, the City of Baxter Springs and KDOCH hereby consent to the foregoing Assignment and Assumption Agreement and to the transfer of the assets by Bagcraft Corporation of America to Buyer pursuant to the Purchase Agreement.

     In witness whereof, the City of Baxter Springs and KDOCH have each caused this Consent to be executed by its duly authorized representative as of this 20th day of November, 1998.

                                        CITY OF BAXTER SPRINGS

                                        By       [signature illegible]
                                          --------------------------------------

                                        Title    Mayor
                                             -----------------------------------



                                        KANSAS DEPARTMENT OF COMMERCE
                                        AND HOUSING

                                        By     /s/ Neil Webb
                                          --------------------------------------

                                        Title  Community Development Director
                                             -----------------------------------


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                                   EXHIBIT "A"
                                   -----------

                                       to

                       Assignment and Assumption Agreement

     That certain Loan Agreement between Bagcraft Corporation of America and the City of Baxter Springs, Kansas dated December 27, 1993, pursuant to which the City of Baxter Springs agreed to loan Bagcraft Corporation of America $5,000,000.

     That certain subordinated Promissory Note dated December 27, 1993, in the original principal amount of $5,000,000, made by Bagcraft Corporation of America, as Debtor, in favor of the City of Baxter Springs, Kansas.

     That certain Security Agreement dated December 27, 1993, made by Bag craft Corporation of America, as Debtor, in favor of the City of Baxter Springs, Kansas, as Secured Party.

     That certain Construction Loan Commitment dated February 15, 1994, by the City of Baxter Springs, Kansas, as Lender.

     That certain Construction Loan Commitment dated February 15, 1994, between the City of Baxter Springs, Kansas, as Lender, and Bagcraft Corporation of America, as Borrower, pursuant to which the City of Baxter Springs, Kansas agreed to loan to Bagcraft Corporation of America up to $7,000,000.

     That certain Promissory Note dated February 15, 1994, in the original principal amount of $7,000,000 made by Bagcraft Corporation of America, as Borrower, in favor of the City of Baxter Springs, Kansas.

     That certain First Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated February 15, 1994, made by Bagcraft Corporation of America, as Grantor, in favor of the City of Baxter Springs, Kansas, as Mortgagee.

     That certain Security Agreement dated February 15, 1994, made by Bagcraft Corporation of America, as Debtor, in favor of the City of Baxter Springs, Kansas, as Secured Party.

     That certain Inter-Creditor Agreement dated as of February 15, 1994, by and among General Electric Capital Corporation, the City of Baxter Springs, Kansas, Bagcraft Corporation of America and the Kansas Department of Commerce and Housing.

     That certain Collateral Assignment of Interest and Licenses, Agreements and Plans, dated February 15, 1994, made by Bagcraft Corporation of America as Assignor in favor of the City of Baxter Springs, Kansas, as Assignee.

     Any and all other documents executed by the Bagcraft Corporation of America in favor of either the City of Baxter Springs, Kansas or the Kansas Department of Commerce and Housing in connection with any of the foregoing.

     All financing statements executed in connection with any of the foregoing documents.